UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2020

Live Oak Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39280 (Commission File Number)	82-1924518 (I.R.S. Employer Identification Number)

774A Walker Rd. Great Falls, Virginia (Address of principal executive offices)	22066 (Zip code)

(901) 685-2865
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LOAK.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOAK	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LOAK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 16, 2020, Live Oak Acquisition Corp., a Delaware corporation (“Live Oak”), issued a press release reminding its stockholders to vote in favor of the approval of Live Oak’s proposed business combination with Meredian Holdings Group, Inc., doing business as Danimer Scientific, a Georgia corporation (“Danimer”) and the related proposals to be voted upon at the Company’s virtual special meeting scheduled to be held on December 28, 2020.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information and Where to Find It

In connection with the proposed business combination between Danimer and Live Oak and related transactions (the “Proposed Transactions”), Live Oak has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which includes the proxy statement/prospectus dated December 16, 2020 (the “Proxy Statement”) distributed to holders of Live Oak’s common stock in connection with Live Oak’s solicitation of proxies for the vote by Live Oak’s stockholders with respect to the Proposed Transactions and other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to Danimer’s stockholders in connection with the Proposed Transactions. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about Live Oak, Danimer and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by Live Oak through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Live Oak Acquisition Corp., 774A Walker Rd., Great Falls, VA 22066.

Participants in the Solicitation

Live Oak and Danimer and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Live Oak and Danimer is set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press release, dated December 16, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 16, 2020

LIVE OAK ACQUISITION CORP.

By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

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